UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2017 (September 29, 2017)

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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2300, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-853-1400
None
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2017, the Board of Directors of the Acuity Brands, Inc. (the "Company") increased the size of the Board from eleven to twelve members and elected George Douglas Dillard, Jr. to the Board. Mr. Dillard was appointed to the Governance and Compensation Committees, and his term expires at the annual meeting for fiscal year 2017.
Mr. Dillard is the founder and Managing Partner of Slewgrass Capital, LLC, a family investment fund. Previously, Mr. Dillard served as the Co-Managing Partner of Standard Pacific Capital (“Standard Pacific”), which he joined in 1998 as a Principal, focusing on the firm’s investments in software and business service companies and emerging markets. From 2005 to 2016, Mr. Dillard served as Co-Portfolio Manager of Standard Pacific’s flagship Global Fund.  Mr. Dillard previously served in various capacities at Fidelity Investments, JP Morgan, and Morgan Stanley.
The Board has determined that Mr. Dillard is qualified to serve as a director on the Company’s Board due to his financial and strategic expertise, including his vast and relevant experience with software and business service companies, which is fundamental to the Company’s current strategic direction.
Mr. Dillard will participate in the standard non-employee director compensation arrangements described in the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on November 18, 2016. In accordance with the standard compensation arrangements, the Board of Directors approved for Mr. Dillard a restricted stock award valued at $20,000, or 117 restricted shares, under the Company’s 2012 Omnibus Stock Incentive Compensation Plan. The award will vest ratably over three years.
As of the date of his appointment, the Company also entered into its standard Indemnification Agreement with Mr. Dillard, the form of which was described in and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 9, 2010.
There is no arrangement or understanding between Mr. Dillard and any other person pursuant to which he was selected as a director. Mr. Dillard does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.
On September 29, 2017, the Board of Directors declared a quarterly dividend of $0.13 per share and announced that it will hold its annual meeting of stockholders on January 5, 2018. A copy of the related press release is attached as exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated September 29, 2017

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 3, 2017

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated September 29, 2017	(Filed with the Commission as part of this Form 8-K).